UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 6, 2007 (March 1, 2007)
Grey Wolf, Inc.
(Exact name of registrant as specified in its charter)

Texas	1-8226	74-2144774
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

10370 Richmond Ave., Suite 600
Houston, TX	77042
(Address of principal executive offices)	(Zip Code)
(713) 435-6100
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Form of Indemnification Agreement

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 1, 2007, the board of directors of Grey Wolf, Inc. (the “Company”) approved a form of indemnification agreement for its directors and executive officers and other persons designated by the board. The board of directors also authorized the Company to enter into indemnification agreements (the “Indemnification Agreements”) with all of its non-employee directors and each of the following officers: Thomas P. Richards, David W. Wehlmann, Edward S. Jacob, III, Robert J. Proffit, Kent D. Cauley and Donald J. Guedry, Jr. The Company expects to use this form of indemnification agreement with future directors and executive officers and other persons designated by the board.
     Pursuant to the Indemnification Agreements, the Company agrees to hold harmless and indemnify each person it has entered into an Indemnification Agreement with (an “Indemnitee”) to the fullest extent authorized or permitted by applicable law against all costs, liabilities, obligations, damages and expenses of any character paid or incurred in connection with prosecuting, investigating, defending, being a witness or participating in, or preparing to defend, be a witness or participate in any proceeding reasonably incurred by or on behalf of Indemnitee in connection with any proceeding in which Indemnitee was, is or is threatened to be a named defendant or respondent because he or she is, or was at any time prior to, on, or after the date of the Indemnification Agreement, a director (including any service as a member of a committee of the board of directors) or officer of the Company or because he or she is, or was at any time prior to, on, or after the date of the Indemnification Agreement, serving in a representative capacity at the request of the Company. The Indemnification Agreements provide that the Company will advance expenses of the Indemnitee incurred in any such proceeding in advance of the final disposition of the proceeding promptly upon the Company’s receipt of (a) a written affirmation by the Indemnitee of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification under the Texas Business Corporation Act, as amended, and (b) a written undertaking by or on behalf of the Indemnitee to repay the amount paid or reimbursed if it is ultimately determined that he or she was not entitled thereto. Under the Indemnification Agreements, there is a presumption that an Indemnitee is entitled to indemnification and anyone seeking to overcome this presumption has the burden of proof and the burden of persuasion by clear and convincing evidence.
     The above summary of the material terms of the Indemnification Agreements is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Form of Indemnification Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 6, 2007

GREY WOLF, INC.

/s/ Kent D. Cauley

Kent D. Cauley,
Vice President and Controller

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Form of Indemnification Agreement